UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Julie Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The New Economy Fund

The wisdom of multiple perspectives

[close-up photo of folded button-down shirts stacked one on top of the other]

Annual report for the year ended November 30, 2006

The New Economy Fund® seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	3
Feature article:
The wisdom of multiple perspectives	4
Summary investment portfolio	10
Financial statements	15
Board of trustees and other officers	32
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	+8.13%	+6.95%	+8.91%

The total annual fund operating expense ratio was 0.82% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 to 24 for details.

Other share class results and important information can be found on page 31.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the fund’s prospectus.

Fellow shareholders:

[photo of two people looking at various fabric swatches]

U.S. and world markets remained strong in The New Economy Fund’s fiscal year, as investors focused on encouraging reports of economic growth. For the 12 months ended November 30, 2006, the fund produced a solid 15.7% total return, including reinvested dividends of nearly 15 cents per share paid in December 2005.

This result was above the 9.7% return of the Lipper Multi-Cap Growth Funds Index, which measures 30 growth funds representing a variety of market capitalizations. However, it slightly lagged the 16.3% return of the Global Service and Information Index, which tracks companies in those sectors around the world. The latter index is unmanaged and reflects no expenses.

The fund has seen healthy results over the long term as well. The fund recorded an average annual total return of 9.2% for the 10-year period ended November 30, despite the difficult market period from 2000 to 2002. That return surpasses the Lipper Multi-Cap Growth Funds Index average annual return of 6.2% and the Global Service and Information Index average annual return of 7.7% for the same period. The unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, recorded an average annual total gain of 8.1% over the same 10 years. As the table below shows, The New Economy Fund has achieved a very solid record of growth over time.

Good year for markets, mixed economy

Equity markets advanced during the year, boosted by strong corporate earnings, an improved inflation outlook and optimism about growth, despite concerns about a sluggish U.S. economy and a weaker dollar. The U.S. dollar fell during the period 11.0% against the euro and 3.2% against the yen, largely on the market’s view that the dollar is overvalued relative to many other currencies. Oil futures climbed toward the end of the fiscal year, surging on news about possible OPEC production cuts and reports of declining supplies of crude oil and energy-related products. A muted housing market furthered expectations for a future cut in the federal funds rate by the Federal Reserve.

Financials, software strong

In this environment, roughly two-thirds of the portfolio’s holdings held for the entire year rose in price. Global banks, which at 13.9% of net assets make up the fund’s largest industry concentration, helped returns. The stock of French bank Société Générale, the eighth-largest holding, rose 40.6% in the fiscal year; UniCredito Italiano, the seventh-largest holding, gained 38.7%; Austria-based Erste Bank (ninth-largest) rose 36.7%. Two banks based in India are also significant holdings: ICICI Bank was up 64.6% and HDFC Bank gained 68.0%. Several of the fund’s smaller bank holdings also fared well, including Spain’s Banco Santander Central Hispano, Brazil’s Banco Bradesco and Korea’s Daegu Bank.

[Begin Sidebar]
Results at a glance (for periods ended November 30, 2006, with all distributions reinvested)

Average annual total returns

	1 year total return	5 years	10 years	Lifetime (since 12/1/83)

The New Economy Fund	+15.7%	+8.2%	+9.2%	+12.5%
Lipper Multi-Cap Growth Funds Index	+9.7	+5.1	+6.2	+10.7
Global Service and Information Index*†	+16.3	+7.5	+7.7	N/A
Standard & Poor’s 500 Composite Index*	+14.2	+6.1	+8.1	+12.5

*Unmanaged.
†The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[End Sidebar]

The fund also has a large investment in the software and services sector at 12.7% of net assets. The sector as a whole did not have a stellar year, but several of the companies in the fund did very well. This underscores the importance of our bottom-up investment strategy, researching and valuing each company on its own merits. Internet giant Google, our top holding, saw its stock gain 19.7%, helping the fund’s returns. However, the stock of other Internet companies such as eBay and Yahoo! fell during the period. Microsoft rose 5.9% in the year.

The portfolio’s top-returning holdings for the year were all telecommunication stocks, although four of them were relatively small holdings. Millicom was up 148.5%, Telekomunikasi Indonesia rose 96.7%, DiGi.Com increased 86.6%, LG Telecom was up 85.9% and Bharti Airtel was up 81.8%. U.S.-based Telephone and Data Systems, the 20th-largest stock holding in the portfolio, was up 41.3%.

Retailing flat

Retail companies, which are another big slice of the portfolio at 8.6%, had mixed results during the fund’s fiscal year. Our investment in home improvement retailer Lowe’s Companies hurt the fund; the stock, which is a large holding, dropped 10.6%. Walgreen, a U.S. retail drugstore chain, dropped 11.4%. Target, our second-largest holding, rose 8.6%, while Inditex, a Spain-based global retailer (a smaller holding), gained 72.3%.

Shifts in the portfolio

Recent investment activity and market movements have increased our exposure in some areas and decreased it in others. The most notable shift occurred among health care equipment and services companies, which now collectively account for 6.5% of net assets, up from 2.7% one year ago. During the period we also significantly increased a number of pharmaceutical holdings, including Roche Holding and Bayer, and added selectively to commercial banking positions. At the same time, we reduced or sold off several media positions, including Liberty Global, believing there were better prospects elsewhere.

Looking ahead

By many measures, the world economy appears to be relatively stable. Fundamentally, inflation appears contained and interest rates are relatively low. Still, there are obstacles such as the large U.S. trade deficit, weakness in housing and geopolitical tensions. These uncertainties, together with the stock market’s recent rise, call for caution as we move ahead.

In the longer term, we see much opportunity in the areas in which The New Economy Fund invests: the world of services and information. As always, we are working diligently to uncover the best of these prospects on your behalf.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Vice Chairman of the Board

/s/ Timothy D. Armour

Timothy D. Armour
President
January 9, 2007

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets are invested (percent of net assets)

[begin pie chart]
As of November 30, 2006

United States	56.0%
Europe	20.5
Asia & Pacific Basin	16.7
Other (including Latin America)	1.9
Short-term securities & other assets less liabilities	4.9
[end pie chart]

[begin pie chart]
As of November 30, 2005

United States	61.0%
Asia & Pacific Basin	15.0
Europe	12.0
Other (including Latin America)	2.3
Short-term securities & other assets less liabilities	9.7
[end pie chart]
[End Sidebar]

The value of a long-term perspective

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2006, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $141,138 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 12.2%. The fund’s year-by-year results appear under the chart.

Fiscal Year-Ended	New Economy Fund[1,3]	S&P 500 with dividends reinvested[3]	Lipper Multi-Cap Growth Funds Index[3,4]	Consumer Price Index (inflation)[5]
12/1/1983	$9,425	$10,000	$10,000	$10,000
1984	9,478	10,295	9,117	10,405
1985	13,135	13,276	11,474	10,771
1986	15,939	16,949	14,182	10,909
1987	15,082	16,154	13,143	11,403
1988	18,449	19,915	15,718	11,887
1989	25,252	26,047	21,465	12,441
1990	21,871	25,143	19,635	13,221
1991	26,395	30,246	25,951	13,617
1992	32,619	35,823	30,838	14,032
1993	42,601	39,433	34,947	14,407
1994	41,348	39,845	34,809	14,792
1995	50,949	54,560	47,089	15,178
1996	58,591	69,753	56,344	15,672
1997	71,268	89,635	67,444	15,958
1998	88,183	110,844	76,462	16,206
1999	124,962	134,002	107,933	16,630
2000	115,668	128,346	105,958	17,204
2001	95,236	112,670	80,512	17,530
2002	79,002	94,072	61,957	17,915
2003	95,764	108,259	76,078	18,231
2004	107,251	122,166	83,259	18,874
2005	122,035	132,473	93,933	19,526
2006	141,138	151,311	103,032	19,911

Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91
Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588
Value at
year-end[2]	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395
NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7

Year ended
November 30	’92	’93	’94	’95	’96	’97	’98	’99
Total value
Dividends
reinvested	327	189	307	516	578	455	421	540
Value at
year-end[2]	32,619	42,601	41,348	50,949	58,591	71,268	88,183	124,962
NEF
Total return	23.6	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7

Year ended
November 30	’00	’01	’02	’03	’04	’05	’06
Total value
Dividends
reinvested	585	—	—	—	58	394	791
Value at
year-end[2]	115,668	95,236	79,002	95,764	107,251	122,035	141,138
NEF
Total return	(7.4)	(17.7)	(17.0)	21.2	12.0	13.8	15.7

Average annual total return for 23 years: 12.2%1

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 All results are calculated with dividends and capital gains reinvested.
4 This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2006)*

	1 year	5 years	10 years

Class A shares	+9.01%	+6.91%	+8.54%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

The wisdom of multiple perspectives

[photo of a womans' hands looking through a rack of hanging sweaters]

The New Economy Fund has a unique strategy for managing your investment, blending cooperation with individual accountability. This process allows portfolio counselors, within the fund and in all of the American Funds, to make independent decisions and capitalize on their strongest investment convictions. The New Economy Fund has used this method, called the multiple portfolio counselor system, since the fund’s inception in 1983.

The New Economy Fund is managed according to a seemingly simple idea with profound implications: that the independent ideas of several experienced portfolio counselors and analysts are generally better than those of a committee or one manager, no matter how brilliant.

“No one person with one investing style will do well in every kind of market,” says Tim Armour, portfolio counselor and president of the fund. “Our system brings together investment professionals who each have something unique to add to the equation: different perspectives, different styles and different investing philosophies. This helps reduce risk and lower volatility in the fund, avoiding the extremes.”

The managers all have different investment styles and are selected to complement each other. When considering a company, one might look first at the cash flows and balance sheets, another might focus on the quality of company management, another might prefer value over growth. The diversity of views, experience, styles and skill helps the fund achieve consistent results over the long term. The system blends teamwork — the investment professionals share ideas and observations constantly — with individual responsibility. The method also allows for easy expansion when a fund’s assets grow, makes contraction easier to manage, and allows for graceful, seamless retirements.

Like slices of a pie

All the funds in the American Funds family are managed using the combined power of many viewpoints. Under the system, The New Economy Fund’s assets are divided into distinct portions — like slices of a pie — that are independently managed by portfolio counselors as if each slice were an entire fund. (See the sidebar on pages 8 and 9 for insights into the fund’s portfolio counselors.) Each portfolio counselor makes independent investment decisions for his or her own slice — subject to the fund’s overall guidelines — based on interpretations of research and other factors. The research analysts together manage yet another slice of the pie.

Another way to describe it would be as a fund made up of several funds, all of which might do well at differing points in market cycles, leading to long-term stability. A lead manager and investment committee make sure the fund is managed according to its goals and objectives and monitor risk for the entire portfolio.

[close-up photo of folded button-down shirts stacked one on top of the other]

[Begin Sidebar]
[photo of neckties on a table]
History of the multiple portfolio counselor system

[photo of a stack of hats]
The fund’s adviser, Capital Research and Management Company, has developed the multiple portfolio counselor system over more than 48 years. There has been much refinement over those years, and it has led to more benefits than were clear when the system began.

In 1958, the company saw it as a solution to the problem of matching portfolio counselor investment styles with fund objectives. At that time, the portfolio counselor of one fund was quite bullish and positioned his portfolio for growth, while the counselor of another fund was bearish and positioned to preserve capital. The problem was that the stated objectives of the two funds were the opposite. But instead of switching portfolio counselors, management decided to let each one manage a portion of both to get each fund back into alignment with its respective objective.

Also in the 1950s, management was looking for a way to allow Capital founder and portfolio counselor Jonathan Bell Lovelace some freedom to recuperate from a heart attack. The system worked for both situations even better than hoped and was eventually put in place to guide all 30 of the American Funds. It helped create a seamless transition for the concerns in the 1950s and it continues do so for today’s concerns.
[End Sidebar]

[Begin Pull Quote]
“We have every incentive to share information, to think through our ideas with others, to develop theories and test them against the views of our peers.” — Claudia Huntington
[End Pull Quote]

Not a committee

This all creates a very different fund than one managed by a team or a committee, in which the emphasis is on agreement. The process of consensus-building could push out a great but perhaps unpopular investment idea. “We love the lonely idea,” Tim says.

The system also provides a natural diversification, allowing for each individual’s ideas of highest conviction. “This allows us to have a more concentrated portfolio, with only the companies you really care about, have a passion for, and understand well,” says Gordon Crawford, portfolio counselor and vice chairman of the board. “All our investment people get to do that, and when you add it all up, it creates a very broadly diversified portfolio.” The counselors don’t have to stray outside their area of expertise simply to provide diversification — diversity is an organic outcome of the process.

Claudia Huntington, portfolio counselor for the fund, says the system allows her to select companies that best fit her investment style. “A counselor whose style does well in a strong market is investing alongside a counselor whose style does better in a weaker market. So the shareholders have the benefit of the multiple styles in one fund,” she says.

A network of trust

One of the reasons the multiple portfolio counselor system works is the robust communication among all investment professionals. The camaraderie and willingness to share information is at the heart of the system. There is a network of trust among the investment professionals, many of whom have worked together for decades. The New Economy Fund’s portfolio counselor team averages more than 29 years each of investment experience within American Funds (as of February 1, 2007). “We have every incentive to share information, to think through our ideas with others, to develop theories and test them against the views of our peers,” Claudia says.

The portfolio counselors and analysts all make decisions independently for their portions of the fund, but they collaborate extensively. Investment professionals with specialties across sectors, asset classes and objectives meet frequently in person and on global telephone conferences to talk about their ideas. “There is a reason for all these meetings, and it’s not bureaucracy,” Claudia explains. “We share what we know about a company, so each one of us can make decisions based on the most comprehensive data possible on management, financials, everything.”

In fact, sharing is not only intrinsic to the culture at American Funds, it is part of the system’s compensation structure. Each counselor is evaluated on his or her own results.

Investment professionals are primarily compensated on the results produced by their portion of the fund over a four-year rolling average, not an annual figure. They are measured against indexes and other external gauges, not against their fellow portfolio counselors. That reinforces the fund’s focus on long-term results and fosters cooperation.

“One thing that really makes the multiple portfolio counselor system work so well is that everyone is striving for the same objective,” Tim says. “The competitive efforts are aimed at the outside, or the markets, not among ourselves.”

Another distinctive aspect of the system is that research analysts and portfolio counselors are peers, unlike the dynamics at other organizations. At most investment management firms, analysis is considered a training ground for portfolio management. Because there is no such hierarchy at American Funds, it allows people to do what they do best, whether it be deeply researching and investing in industries, companies or regions, or managing a broad general slice of the portfolio. Many analysts craft entire careers covering the same industries, giving the fund a singular body of knowledge that could not be gained otherwise. Long-term research analysts are rewarded with the same stature and compensation as portfolio counselors.

The research portfolio

A group of about 35 research analysts manages one portion — roughly 20% of The New Economy Fund — bringing additional expertise to bear directly on the fund’s results. Analysts act as one portfolio manager for that portion of the fund, and invest only in the areas and companies they cover; the portion is overseen by a research portfolio coordinator. “The research portfolio brings in a whole new group of decision-makers,” Gordon says. “Each one is really an expert in their own area; they know those companies very well. This is an important aspect of the system.”

The analysts are compensated on a four-year average for the results of their own decisions (judged against an objective index) just as portfolio counselors are, so their strongest convictions are reflected by their holdings. As such, the research portfolio is a powerful communication tool for portfolio managers to see what the analysts believe are their best ideas.

[Begin Sidebar]
The New Economy Fund’s portfolio counselors:
A balanced mix of investment styles

[photo of Gordon Crawford]

Gordon Crawford calls himself an aggressive long-term investor, with an appetite for high-growth companies. Unlike some other managers, he is not afraid to pay seemingly high price-to-earnings multiples for stock in companies that he projects will have a sustainable high rate of growth. Google, the Internet company, is a prime example. “Since it went public in 2004, Google has always been considered an expensive stock. But it has had such success that, in retrospect, it had a very low price-to-earnings multiple. In fact, it would even look like a value stock, in hindsight.” Gordon tends to be thematic in his investment style, with a handful of overarching global themes guiding his decisions. “I call it ‘tailwind investing,’ where a broad secular theme gives a business sector a boost. I buy several companies in that group and hold on to them for a fairly significant period of time.” Global agribusiness, energy and emerging markets have been some of his favorite themes over the past few years. A Classics major before heading to business school, Gordon has been with Capital for 36 years.

[photo of Claudia Huntington]
Claudia Huntington has been investing for 34 years and considers herself a very long-term investor. She prefers to remain an investor in a company for as long as the business strategy is working, the company is growing and management is executing its plan, which she anticipates should be for many years. “I have a proclivity for smaller great companies, ones that might someday be included in the S&P 500,” she says. She says her market focus sets her apart; she concentrates on small- and mid-cap companies, as well as large ones, that appear to have the opportunity for several years of growth. Claudia, who was briefly a professional harpist, values the independence of the multiple portfolio system. “We are all entrepreneurs, in the sense that we build our own portfolios, with ideas generated by ourselves or by the analysts. I have independent decision-making with regard to the companies that I choose to invest in, given the fund’s parameters and reviews by the investment committee, and in the end, I am measured by my own decisions, not those of a committee or team.”

[photo of Tim Armour]
Tim Armour says he is a long-term, value-oriented investor, interested in companies and sectors that might be out of favor with the crowd. “I tend to be skeptical when a company is well-recognized as a great, fast-growing investment.” Tim prefers strong companies with proven track records and looks for reasonable valuations relative to a company’s growth history and prospects. “I like companies that have a definable niche, with steady free cash flow and a growing business,” he says. Sustained sales growth per share, versus an overall sales growth rate, is a favored metric. While companies can add sales through purchases or other means, “sales per share don’t lie, and they are often an indicator of a good growing enterprise,” Tim says. The bottom line is finding companies that are likely to thrive over the long term. He points to the strength of Capital’s global research analysts, who uncover companies with sound fundamentals. “I am willing to sit through patches of unexpected or disappointing results, when I am confident that our investment thesis remains intact.” Tim started in a training program at Capital 24 years ago.

[photo of Mark Denning]

Mark Denning, now based in London, started Capital’s Singapore office in 1989. He looks for “the double whammy” — which is when a company is growing earnings and its price-to-earnings multiple is expanding. “That’s really my ‘stairway to heaven,’” says Mark, who has been with Capital for 25 years. “I like to see the earnings amplified by increasing price-to-earnings multiples.” Mark looks for companies that are undervalued by the market, often in overlooked regions, such as Brazil several years ago and Thailand currently. “I invest in a lot of exotic things, but at the same time,
I am also the staid, conservative investor who gets a nosebleed at P/E multiples that are very high,” says Mark, who travels extensively in Africa and Asia for both vacation and business. “However, I’m also willing to take big risks when the price is right.” DiGi.Com, a Malaysian cellular phone operator, was one of his favorite companies during the fund’s fiscal year. “It increased its market penetration and its number of subscribers. Its P/E multiple rose and earnings grew. That’s an example of my double whammy.”

Years of experience as of February 1, 2007.
[End Sidebar]

“It is a much higher-level conversation that occurs between an analyst and a counselor when the analysts are actually putting money to work in the fund for their portfolio,” Claudia says. “Ultimately, when analysts make an investment in their own research portfolio, that’s a very significant statement. It helps the portfolio counselor understand the particular analyst’s point of view.”

Structure and complexity

The structure necessary to keep track of all the independent decisions is complex and far-reaching throughout the organization. Monitoring the portfolio counselors and the research analysts’ choices is a large investment control group that watches the overall picture. The group deals with legal and compliance issues, oversees investment limits (to ensure that all managers are not buying too many of the same stocks or buying too much of a single company), and checks to make sure the fund is always pursuing its stated objectives, among other responsibilities. The structure has developed and been honed over the past 48 years, and is another reason why the multiple portfolio counselor system could not be easily replicated.

The system has worked well for nearly five decades at Capital. Smooth, gradual transitions help the fund’s investment approach remain constant. It helps to ensure consistency and diversity, lower volatility over time and inspire collegiality. “It’s an old cliché of ‘making one plus one equal three’ but we do indeed get more value out of this system,” said portfolio counselor Mark Denning. “It allows for individual flair and convictions, and it encourages people to work together. Shareholders really benefit from that duality.”

Summary investment portfolio, November 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry group diversification	Percent of net assets

Banks	13.87%
Software & services	12.70
Retailing	8.55
Semiconductors & semiconductor equipment	6.52
Health care equipment & services	6.51
Other industries	46.98
Short-term securities & other assets less liabilities	4.87
[end chart]

	Shares	Market	Percent
		value	of net
Common stocks - 94.64%		(000)	assets

Banks - 13.87%
Freddie Mac	1,830,000	$122,903	1.42%
UniCredito Italiano SpA (Italy)	7,140,000	61,626
UniCredito Italiano SpA (Germany)	6,750,000	58,189	1.38
Société Générale	709,275	118,812	1.37
Erste Bank der oesterreichischen Sparkassen AG	1,583,500	115,349	1.33
ICICI Bank Ltd.	4,660,000	91,178
ICICI Bank Ltd. (ADR)	400,000	15,564	1.23
HDFC Bank Ltd.	3,746,000	94,242	1.08
Wells Fargo & Co.	2,200,000	77,528.89
Pusan Bank	5,160,000	63,875.74
Other securities		384,780	4.43
		1,204,046	13.87

Software & services - 12.70%
Google Inc., Class A (1)	594,000	288,043	3.32
Microsoft Corp.	5,080,000	148,996	1.71
eBay Inc. (1)	3,510,000	113,549	1.31
Symantec Corp. (1)	5,000,000	106,000	1.22
Oracle Corp. (1)	4,870,000	92,676	1.07
Affiliated Computer Services, Inc., Class A (1)	1,673,000	84,570.97
Other securities		269,082	3.10
		1,102,916	12.70

Retailing - 8.55%
Target Corp.	3,150,000	182,984	2.11
Lowe's Companies, Inc.	3,550,000	107,068	1.23
Stockmann Oyj, Class B	1,600,000	77,545.89
Other securities		375,117	4.32
		742,714	8.55

Semiconductors & semiconductor equipment - 6.52%
Intel Corp.	5,400,000	115,290	1.33
Hynix Semiconductor Inc. (1)	2,691,820	102,283	1.18
Maxim Integrated Products, Inc.	2,100,000	66,108.76
Texas Instruments Inc.	2,050,000	60,578.70
Other securities		221,789	2.55
		566,048	6.52

Health care equipment & services - 6.51%
Medtronic, Inc.	1,555,000	81,062.93
Zimmer Holdings, Inc. (1)	900,000	65,664.76
C. R. Bard, Inc.	750,000	61,718.71
Smith & Nephew PLC	6,196,500	58,688.68
Apria Healthcare Group Inc. (1)	2,200,000	54,934.63
Other securities		242,729	2.80
		564,795	6.51

Telecommunication services - 6.33%
Telephone and Data Systems, Inc.	931,100	48,101
Telephone and Data Systems, Inc., Special Common Shares	931,100	44,832	1.07
Sprint Nextel Corp., Series 1	4,730,000	92,282	1.06
Bharti Airtel Ltd. (1)	5,000,000	70,722.82
DiGi.Com Bhd.	13,974,400	52,172.60
Qwest Communications International Inc. (1)	6,700,000	51,523.59
Other securities		190,299	2.19
		549,931	6.33

Media - 6.23%
Time Warner Inc.	5,000,000	100,700	1.16
News Corp., Class A	3,502,815	72,158.83
Other securities		368,052	4.24
		540,910	6.23

Pharmaceuticals, biotechnology & life sciences - 6.04%
Bayer AG	2,124,000	109,495	1.26
Roche Holding AG	525,000	94,853	1.09
Amgen Inc. (1)	1,010,000	71,710.83
SCHWARZ PHARMA AG	574,654	69,460.80
Other securities		178,600	2.06
		524,118	6.04

Technology hardware & equipment - 5.15%
Cisco Systems, Inc. (1)	5,929,200	159,377	1.84
Other securities		287,503	3.31
		446,880	5.15

Transportation - 2.71%
Nippon Express Co., Ltd.	9,760,000	52,672.61
Other securities		182,304	2.10
		234,976	2.71

Diversified financials - 2.63%
Capital One Financial Corp.	750,000	58,410.68
Citigroup Inc.	1,000,000	49,590.57
Other securities		119,935	1.38
		227,935	2.63

Energy - 2.25%
Schlumberger Ltd.	2,200,000	150,656	1.74
Other securities		44,521.51
		195,177	2.25

Consumer services - 2.23%
Carnival Corp., units	1,100,000	53,889.62
Shangri-La Asia Ltd.	19,000,000	48,853.57
William Hill PLC	3,891,740	47,896.55
Other securities		42,663.49
		193,301	2.23

Utilities - 1.95%
Veolia Environnement	1,083,200	71,704.82
Other securities		97,824	1.13
		169,528	1.95

Food & staples retailing - 1.91%
Other securities		165,680	1.91

Commercial services & supplies - 1.90%
Monster Worldwide, Inc. (1)	1,250,000	54,562.63
Other securities		110,531	1.27
		165,093	1.90

Insurance - 1.38%
American International Group, Inc.	813,985	57,239.66
Other securities		62,392.72
		119,631	1.38

Other - 1.02%
Other securities		88,933	1.02

Miscellaneous - 4.76%
Other common stocks in initial period of acquisition		413,592	4.76

Total common stocks (cost: $6,258,861,000)		8,216,204	94.64

Convertible securities - 0.49%

Other - 0.40%
Other securities		35,226.40

Miscellaneous - 0.09%
Other convertible securities in initial period of acquisition		7,664.09

Total convertible securities (cost: $42,314,000)		42,890.49

Short-term securities - 5.34%	Principal amount (000)

Procter & Gamble Co. 5.21%-5.24% due 12/1-12/18/2006 (2)	$100,000	99,873	1.15
Wal-Mart Stores Inc. 5.21% due 12/11-12/19/2006 (2)	60,000	59,877.69
Freddie Mac 5.155%-5.17% due 12/19-1/25/2007	57,140	56,812.65
CAFCO, LLC 5.25% due 1/9-1/29/2007 (2)	40,100	39,821.46
Other securities		207,033	2.39
		463,416	5.34

Total short-term securities (cost: $463,408,000)		463,416	5.34

Total investment securities (cost: $6,764,583,000)		8,722,510	100.47
Other assets less liabilities		(41,027)	(.47)

Net assets		$8,681,483	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include six securities (with aggregate value of $14,132,000) which were valued under fair value procedures adopted by authority of the board of trustees.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The fund's affiliated holding listed below is also among the fund's largest holdings and is shown in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended November 30, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 11/30/06 (000)

Apria Healthcare Group Inc. (1)	-	2,200,000	-	2,200,000	-	$54,934

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $317,912,000, which represented 3.66% of the net assets of the fund.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the
Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $6,717,934)	$8,667,576
Affiliated issuer (cost: $46,649)	54,934	$8,722,510
Cash denominated in non-U.S. currencies
(cost: $10,513)		10,577
Cash		134
Receivables for:
Sales of investments	5,404
Sales of fund's shares	9,724
Dividends and interest	7,818	22,946
		8,756,167
Liabilities:
Payables for:
Purchases of investments	57,239
Repurchases of fund's shares	8,035
Investment advisory services	2,552
Services provided by affiliates	5,310
Deferred trustees' compensation	1,012
Other fees and expenses	536	74,684
Net assets at November 30, 2006		$8,681,483

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,820,299
Undistributed net investment income		55,000
Accumulated net realized loss		(151,448)
Net unrealized appreciation		1,957,632
Net assets at November 30, 2006		$8,681,483

Shares of beneficial interest issued and outstanding - unlimited shares authorized (329,532 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$7,654,037	289,826	$26.41
Class B	206,568	8,165	25.30
Class C	136,528	5,421	25.18
Class F	247,819	9,429	26.28
Class 529-A	74,894	2,844	26.34
Class 529-B	13,076	512	25.54
Class 529-C	23,783	931	25.55
Class 529-E	4,225	162	26.11
Class 529-F	1,876	71	26.34
Class R-1	8,316	323	25.74
Class R-2	85,157	3,305	25.77
Class R-3	76,015	2,911	26.11
Class R-4	39,914	1,515	26.34
Class R-5	109,275	4,117	26.54
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $28.02 and $27.95, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $7,393)	$96,022
Interest	33,955	$129,977

Fees and expenses(*):
Investment advisory services	32,745
Distribution services	22,269
Transfer agent services	8,870
Administrative services	1,408
Reports to shareholders	448
Registration statement and prospectus	290
Postage, stationery and supplies	999
Trustees' compensation	470
Auditing and legal	155
Custodian	1,646
State and local taxes	100
Other	109
Total fees and expenses before reimbursements/waivers	69,509
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,275
Administrative services	140
Total fees and expenses after reimbursements/waivers		66,094
Net investment income		63,883

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	476,414
Non-U.S. currency transactions	(1,782)	474,632
Net unrealized appreciation on:
Investments	637,892
Non-U.S. currency translations	227	638,119
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		1,112,751
Net increase in net assets resulting from operations		$1,176,634

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2006	2005
Operations:
Net investment income	$63,883	$50,636
Net realized gain on investments and
non-U.S. currency transactions	474,632	216,642
Net unrealized appreciation
on investments and non-U.S. currency translations	638,119	689,272
Net increase in net assets
resulting from operations	1,176,634	956,550

Dividends paid to shareholders from net investment income	(47,995)	(26,323)

Capital share transactions	(205,365)	(634,052)

Total increase in net assets	923,274	296,175

Net assets:
Beginning of year	7,758,209	7,462,034
End of year (including undistributed
net investment income: $55,000 and $41,784, respectively)	$8,681,483	$7,758,209

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2006, non-U.S. taxes paid on realized gains were $867,000. As of November 30, 2006, non-U.S. taxes provided on unrealized gains were $430,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; net capital losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2006, the fund reclassified $2,649,000 from undistributed net investment income to accumulated net realized loss; and reclassified $23,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$56,012
Capital loss carryforward expiring 2011*:	(151,404)
Gross unrealized appreciation on investment securities	2,197,133
Gross unrealized depreciation on investment securities	(239,249)
Net unrealized appreciation on investment securities	1.957,884
Cost of investment securities	6,764,626
*Reflects the utilization of capital loss carryforwards of $463,382,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended November 30
Share class	2006	2005
Class A	$45,629	$25,438
Class B	-	-
Class C	36	-
Class F	807	288
Class 529-A	344	141
Class 529-B	-	-
Class 529-C	-	-
Class 529-E	12	2
Class 529-F	7	2
Class R-1	6	-
Class R-2	32	-
Class R-3	188	52
Class R-4	218	69
Class R-5	716	331
Total	$47,995	$26,323

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended November 30, 2006, total investment advisory services fees waived by CRMC were $3,275,000. As a result, the fee shown on the accompanying financial statements of $32,745,000, which was equivalent to an annualized rate of 0.406%, was reduced to $29,470,000, or 0.365% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2006, the total administrative services fees paid by CRMC were $1,000 and $139,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$17,395	$8,612	Not applicable	Not applicable	Not applicable
Class B	1,930	258	Not applicable	Not applicable	Not applicable
Class C	1,141	Included in administrative services	$172	$42	Not applicable
Class F	383		150	53	Not applicable
Class 529-A	104		65	14	$ 62
Class 529-B	113		12	6	11
Class 529-C	190		20	10	19
Class 529-E	18		4	1	4
Class 529-F	-		2	-*	2
Class R-1	57		6	4	Not applicable
Class R-2	539		107	331	Not applicable
Class R-3	311		90	75	Not applicable
Class R-4	88		52	4	Not applicable
Class R-5	Not applicable		88	2	Not applicable
Total	$22,269	$8,870	$768	$542	$98
* Amount less than one thousand.

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $470,000, shown on the accompanying financial statements, includes $315,000 in current fees (either paid in cash or deferred) and a net increase of $155,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2006
Class A	$653,097	26,937	$43,554	1,851	$(1,114,532)	(46,210)	$(417,881)	(17,422)
Class B	22,735	975	-	-	(28,150)	(1,212)	(5,415)	(237)
Class C	44,990	1,934	35	2	(20,711)	(901)	24,314	1,035
Class F	138,188	5,583	755	32	(28,310)	(1,169)	110,633	4,446
Class 529-A	18,635	772	344	15	(4,216)	(176)	14,763	611
Class 529-B	2,231	95	-	-	(467)	(20)	1,764	75
Class 529-C	7,053	299	-	-	(1,282)	(54)	5,771	245
Class 529-E	1,066	45	12	-†	(287)	(12)	791	33
Class 529-F	854	36	7	-†	(119)	(5)	742	31
Class R-1	4,939	210	6	-†	(1,525)	(64)	3,420	146
Class R-2	31,792	1,344	32	2	(17,631)	(747)	14,193	599
Class R-3	36,225	1,507	188	8	(19,033)	(788)	17,380	727
Class R-4	16,534	686	218	9	(12,638)	(524)	4,114	171
Class R-5	31,564	1,285	670	29	(12,188)	(504)	20,046	810

Total net increase (decrease)	$1,009,903	41,708	$45,821	1,948	$(1,261,089)	(52,386)	$(205,365)	(8,730)

Year ended November 30, 2005
Class A	$489,359	23,401	$24,304	1,194	$(1,244,541)	(59,702)	$(730,878)	(35,107)
Class B	17,024	844	-	-	(24,991)	(1,246)	(7,967)	(402)
Class C	25,476	1,267	-	-	(15,776)	(792)	9,700	475
Class F	47,144	2,253	271	14	(17,771)	(855)	29,644	1,412
Class 529-A	13,163	632	141	7	(3,061)	(146)	10,243	493
Class 529-B	1,832	90	-	-	(442)	(22)	1,390	68
Class 529-C	4,134	202	-	-	(855)	(41)	3,279	161
Class 529-E	789	38	2	-†	(108)	(4)	683	34
Class 529-F	366	17	2	-†	(30)	(1)	338	16
Class R-1	2,343	114	-	-	(634)	(31)	1,709	83
Class R-2	22,858	1,114	-	-	(12,217)	(597)	10,641	517
Class R-3	18,462	892	52	2	(9,781)	(474)	8,733	420
Class R-4	14,696	703	69	3	(3,761)	(179)	11,004	527
Class R-5	24,754	1,155	319	16	(7,644)	(364)	17,429	807

Total net increase (decrease)	$682,400	32,722	$25,160	1,236	$(1,341,612)	(64,454)	$(634,052)	(30,496)

* Includes exchanges between share classes of the fund.
† Amount less than one thousand.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,176,183,000 and $3,037,005,000, respectively, during the year ended November 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains	)	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss to average net assets
Class A:
Year ended 11/30/2006	$22.98	$.20		$3.38	$3.58	$(.15)	-		$(.15)	$26.41	15.65%	$7,654			.82%		.78%		.83%
Year ended 11/30/2005	20.27	.15		2.63	2.78	(.07)	-		(.07)	22.98	13.79	7,061			.83		.79		.73
Year ended 11/30/2004	18.11	.06		2.11	2.17	(.01)	-		(.01)	20.27	12.00	6,938			.84		.84		.32
Year ended 11/30/2003	14.94	.01		3.16	3.17	-	-		-	18.11	21.22	6,671			.89		.89		.09
Year ended 11/30/2002	18.01	-	(5)	(3.07)	(3.07)	-	-		-	14.94	(17.05)	5,883			.89		.89		(.01)
Class B:
Year ended 11/30/2006	22.05	.01		3.24	3.25	-	-		-	25.30	14.74	207			1.59		1.55		.06
Year ended 11/30/2005	19.52	(.01)		2.54	2.53	-	-		-	22.05	12.96	185			1.60		1.57		(.05)
Year ended 11/30/2004	17.57	(.08)		2.03	1.95	-	-		-	19.52	11.10	172			1.62		1.62		(.45)
Year ended 11/30/2003	14.61	(.11)		3.07	2.96	-	-		-	17.57	20.26	144			1.68		1.68		(.70)
Year ended 11/30/2002	17.75	(.12)		(3.02)	(3.14)	-	-		-	14.61	(17.69)	104			1.69		1.69		(.79)
Class C:
Year ended 11/30/2006	21.96	-	(5)	3.23	3.23	(.01)	-		(.01)	25.18	14.70	136			1.64		1.60		.01
Year ended 11/30/2005	19.46	(.02)		2.52	2.50	-	-		-	21.96	12.85	96			1.65		1.61		(.09)
Year ended 11/30/2004	17.52	(.09)		2.03	1.94	-	-		-	19.46	11.07	76			1.66		1.65		(.47)
Year ended 11/30/2003	14.57	(.11)		3.06	2.95	-	-		-	17.52	20.25	51			1.69		1.69		(.73)
Year ended 11/30/2002	17.70	(.12)		(3.01)	(3.13)	-	-		-	14.57	(17.68)	26			1.70		1.70		(.77)
Class F:
Year ended 11/30/2006	22.88	.19		3.37	3.56	(.16)	-		(.16)	26.28	15.63	248			.83		.79		.81
Year ended 11/30/2005	20.19	.15		2.62	2.77	(.08)	-		(.08)	22.88	13.77	114			.86		.83		.70
Year ended 11/30/2004	18.07	.06		2.09	2.15	(.03)	-		(.03)	20.19	11.89	72			.89		.88		.32
Year ended 11/30/2003	14.91	.01		3.15	3.16	-	-		-	18.07	21.19	40			.91		.91		.04
Year ended 11/30/2002	17.98	-	(5)	(3.07)	(3.07)	-	-		-	14.91	(17.08)	15			.95		.95		(.02)
Class 529-A:
Year ended 11/30/2006	22.93	.19		3.37	3.56	(.15)	-		(.15)	26.34	15.61	75			.85		.81		.80
Year ended 11/30/2005	20.24	.14		2.63	2.77	(.08)	-		(.08)	22.93	13.74	51			.87		.84		.69
Year ended 11/30/2004	18.11	.06		2.10	2.16	(.03)	-		(.03)	20.24	11.96	35			.87		.86		.33
Year ended 11/30/2003	14.93	.02		3.16	3.18	-	-		-	18.11	21.30	20			.85		.85		.11
Period from 2/15/2002 to 11/30/2002	17.14	-	(5)	(2.21)	(2.21)	-	-		-	14.93	(12.89)	8			1.00	(6)	1.00	(6)	.02	(6)
Class 529-B:
Year ended 11/30/2006	22.28	(.02)		3.28	3.26	-	-		-	25.54	14.63	13			1.72		1.68		(.07)
Year ended 11/30/2005	19.76	(.04)		2.56	2.52	-	-		-	22.28	12.75	10			1.76		1.72		(.20)
Year ended 11/30/2004	17.82	(.11)		2.05	1.94	-	-		-	19.76	10.89	7			1.78		1.78		(.58)
Year ended 11/30/2003	14.83	(.13)		3.12	2.99	-	-		-	17.82	20.16	4			1.81		1.81		(.86)
Period from 2/19/2002 to 11/30/2002	16.76	(.09)		(1.84)	(1.93)	-	-		-	14.83	(11.52)	1			1.84	(6)	1.84	(6)	(.82)	(6)
Class 529-C:
Year ended 11/30/2006	22.30	(.01)		3.26	3.25	-	-		-	25.55	14.57	24			1.71		1.67		(.06)
Year ended 11/30/2005	19.77	(.04)		2.57	2.53	-	-		-	22.30	12.80	15			1.75		1.71		(.18)
Year ended 11/30/2004	17.83	(.11)		2.05	1.94	-	-		-	19.77	10.88	10			1.77		1.76		(.57)
Year ended 11/30/2003	14.84	(.13)		3.12	2.99	-	-		-	17.83	20.15	5			1.80		1.80		(.84)
Period from 2/21/2002 to 11/30/2002	16.55	(.09)		(1.62)	(1.71)	-	-		-	14.84	(10.33)	2			1.80	(6)	1.80	(6)	(.78)	(6)
Class 529-E:
Year ended 11/30/2006	22.75	.11		3.34	3.45	(.09)	-		(.09)	26.11	15.22	4			1.18		1.14		.47
Year ended 11/30/2005	20.09	.07		2.61	2.68	(.02)	-		(.02)	22.75	13.37	3			1.22		1.18		.35
Year ended 11/30/2004	18.01	(.01)		2.09	2.08	-	-		-	20.09	11.55	2			1.23		1.23		(.03)
Year ended 11/30/2003	14.91	(.05)		3.15	3.10	-	-		-	18.01	20.79	1			1.25		1.25		(.30)
Period from 3/15/2002 to 11/30/2002	18.26	(.02)		(3.33)	(3.35)	-	-		-	14.91	(18.35)	-		(7)	1.25	(6)	1.25	(6)	(.23)	(6)
Class 529-F:
Year ended 11/30/2006	22.92	.23		3.36	3.59	(.17)	-		(.17)	26.34	15.77	2			.68		.64		.97
Year ended 11/30/2005	20.20	.16		2.63	2.79	(.07)	-		(.07)	22.92	13.84	1			.81		.77		.76
Year ended 11/30/2004	18.09	.04		2.09	2.13	(.02)	-		(.02)	20.20	11.79	1			.98		.98		.23
Year ended 11/30/2003	14.94	(.01)		3.16	3.15	-	-		-	18.09	21.08	-		(7)	1.00		1.00		(.04)
Period from 10/11/2002 to 11/30/2002	12.30	-	(5)	2.64	2.64	-	-		-	14.94	21.46	-		(7)	.14		.14		(.03)

Class R-1:
Year ended 11/30/2006	$22.47	$-	(5)	$3.30	$3.30	$(.03)	-		$(.03)	$25.74	14.72%	$8			1.64%		1.58%		.01%
Year ended 11/30/2005	19.90	(.02)		2.59	2.57	-	-		-	22.47	12.91	4			1.70		1.61		(.09)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-	-		-	19.90	11.05	2			1.76		1.65		(.44)
Year ended 11/30/2003	14.90	(.11)		3.13	3.02	-	-		-	17.92	20.27	1			1.96		1.66		(.69)
Period from 6/21/2002 to 11/30/2002	15.45	(.04)		(.51)	(.55)	-	-		-	14.90	(3.56)	-		(7)	1.43		.73		(.28)
Class R-2:
Year ended 11/30/2006	22.47	.01		3.30	3.31	(.01)	-		(.01)	25.77	14.74	85			1.81		1.58		.04
Year ended 11/30/2005	19.90	(.01)		2.58	2.57	-	-		-	22.47	12.91	61			1.91		1.58		(.05)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-	-		-	19.90	11.05	44			2.03		1.61		(.40)
Year ended 11/30/2003	14.88	(.11)		3.15	3.04	-	-		-	17.92	20.43	21			2.35		1.62		(.68)
Period from 5/31/2002 to 11/30/2002	17.02	(.05)		(2.09)	(2.14)	-	-		-	14.88	(12.57)	3			2.00	(6)	1.63	(6)	(.78)	(6)
Class R-3:
Year ended 11/30/2006	22.75	.10		3.34	3.44	(.08)	-		(.08)	26.11	15.18	76			1.22		1.18		.44
Year ended 11/30/2005	20.10	.07		2.61	2.68	(.03)	-		(.03)	22.75	13.35	50			1.24		1.19		.33
Year ended 11/30/2004	18.03	-	(5)	2.07	2.07	-	-		-	20.10	11.48	35			1.26		1.23		(.02)
Year ended 11/30/2003	14.92	(.05)		3.16	3.11	-	-		-	18.03	20.84	17			1.37		1.24		(.29)
Period from 6/25/2002 to 11/30/2002	15.26	(.02)		(.32)	(.34)	-	-		-	14.92	(2.23)	2			.61		.54		(.12)
Class R-4:
Year ended 11/30/2006	22.94	.19		3.37	3.56	(.16)	-		(.16)	26.34	15.61	40			.86		.82		.79
Year ended 11/30/2005	20.25	.15		2.63	2.78	(.09)	-		(.09)	22.94	13.76	31			.86		.82		.70
Year ended 11/30/2004	18.12	.07		2.09	2.16	(.03)	-		(.03)	20.25	11.92	17			.86		.85		.34
Year ended 11/30/2003	14.94	.01		3.17	3.18	-	-		-	18.12	21.28	10			.88		.88		.09
Period from 7/25/2002 to 11/30/2002	12.85	(.01)		2.10	2.09	-	-		-	14.94	16.26	4			.33		.31		(.03)
Class R-5:
Year ended 11/30/2006	23.10	.27		3.38	3.65	(.21)	-		(.21)	26.54	15.94	109			.55		.51		1.10
Year ended 11/30/2005	20.37	.21		2.65	2.86	(.13)	-		(.13)	23.10	14.14	76			.55		.52		1.02
Year ended 11/30/2004	18.21	.12		2.10	2.22	(.06)	-		(.06)	20.37	12.26	51			.55		.55		.62
Year ended 11/30/2003	14.97	.06		3.18	3.24	-	-		-	18.21	21.64	44			.56		.56		.41
Period from 5/15/2002 to 11/30/2002	17.58	.03		(2.64)	(2.61)	-	-		-	14.97	(14.85)	31			.56	(6)	.56	(6)	.44	(6)

	Year ended November 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	41%	32%	35%	38%	37%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.  In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The New Economy Fund:
We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
January 11, 2007

Expense example           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006, through November 30, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2006	Ending account value 11/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,122.87	$4.10	.77%
Class A -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class B -- actual return	1,000.00	1,118.49	8.23	1.55
Class B -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class C -- actual return	1,000.00	1,118.12	8.50	1.60
Class C -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class F -- actual return	1,000.00	1,122.60	4.15	.78
Class F -- assumed 5% return	1,000.00	1,021.16	3.95	.78
Class 529-A -- actual return	1,000.00	1,122.77	4.26	.80
Class 529-A -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class 529-B -- actual return	1,000.00	1,117.73	8.87	1.67
Class 529-B -- assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class 529-C -- actual return	1,000.00	1,117.68	8.81	1.66
Class 529-C -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-E -- actual return	1,000.00	1,121.09	6.01	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-F -- actual return	1,000.00	1,123.24	3.35	.63
Class 529-F -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 -- actual return	1,000.00	1,118.15	8.28	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 -- actual return	1,000.00	1,118.50	8.34	1.57
Class R-2 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-3 -- actual return	1,000.00	1,120.59	6.11	1.15
Class R-3 -- assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class R-4 -- actual return	1,000.00	1,122.29	4.31	.81
Class R-4 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 -- actual return	1,000.00	1,124.10	2.66	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2006:

Qualified dividend income	100%
Corporate dividends received deduction	$32,613,000
U.S. government income that may be exempt from state taxation	2,148,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board members have approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to the fund’s shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of the fund in light of its objective of long-term growth of capital through investments primarily in stocks of companies in the services and information industries in the United States and around the world. They compared the fund’s total returns with the total returns of (i) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund), (ii) the Global Service and Information Index and (iii) a comparison group of other funds in the Lipper Multi-Cap Growth Funds Index.

The board and the committee noted that for the 2005 calendar year and for each of the five- and 10-year periods ended April 30, 2006, the fund’s investment results were superior to both indexes and a majority of the comparison group. The board and the committee further noted that over the lifetime of the fund since December 1, 1983, the fund’s investment results were superior to both indexes, and roughly equal to the median of the comparison group.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Multi-Cap Growth Funds Index.

The board and the committee observed that the fund’s advisory fee was below the median of the other funds included in the index for the year ended November 30, 2005, and below the median of the other funds for the previous nine years, and that its total expenses were among the lowest of all funds in that comparison group for the 10 years ended November 30, 2005. The board and the committee also noted the complexwide 10% advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2006 (the most recent calendar quarter):
	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+8.80%	+7.08%	-1.06%
Not reflecting CDSC	+13.80%	+7.38%	-1.06%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+12.77%	+7.35%	+4.60%
Not reflecting CDSC	+13.77%	+7.35%	+4.60%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.71%	+8.19%	+5.44%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+8.09%	—	+8.56%
Not reflecting maximum sales charge	+14.70%	—	+9.89%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+8.66%	—	+9.14%
Not reflecting CDSC	+13.66%	—	+9.43%

Class 529-C shares†— first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+12.70%	—	+9.75%
Not reflecting CDSC	+13.70%	—	+9.75%

Class 529-E shares*†— first sold 3/15/02	+14.29%	—	+8.25%

Class 529-F shares*†— first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+14.90%	—	+20.63%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 to 24 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Board of trustees

“Independent” trustees
	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 60	2000	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1983	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

John G. Freund, 53	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)

R. Clark Hooper, 60	2006	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 59	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 64	1987	President, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	1984	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” trustees
	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Joseph C. Berenato, 60	6	Ducommun Incorporated

Ambassador	16	Carnival Corporation
Richard G. Capen, Jr., 72

H. Frederick Christie, 73	21	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

John G. Freund, 53	2	XenoPort, Inc.

R. Clark Hooper, 60	19	JPMorgan Value, Opportunities Fund

Leonade D. Jones, 59	6	None

William H. Kling, 64	8	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	6	None

Norman R. Weldon, a founding member of the board, retired at the end of 2006. The trustees thank him for his years of service and many contributions to the fund.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gordon Crawford, 60	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Director, The Capital Group Companies, Inc.[5]

Timothy D. Armour, 46	1991	President and Director, Capital Research and
President		Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Gordon Crawford, 60	2	None
Vice Chairman of the Board

Timothy D. Armour, 46	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series, Inc., which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Mark E. Denning, 49	2006	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital Research Company[5]

Claudia P. Huntington, 54	1996	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Harold H. La, 36	2006	Vice President, Capital Research Company[5]
Vice President

David M. Riley, 39	2004	Senior Vice President, Capital Research Company[5]
Vice President

Dylan J. Yolles, 37	2006	Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 46	1991	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 42	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sheryl F. Johnson, 38	1998	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2006, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our American Funds investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
> The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-914-0107P

Litho in USA BBC/L/8064-S7505

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$70,000
2006	$74,000
b) Audit-Related Fees:
2005	$2,000
2006	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$13,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$355,000
2006	$650,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $957,000 for fiscal year 2005 and $1,057,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

The New Economy Fund®
Investment portfolio

November 30, 2006

Common stocks — 94.64%	Shares	Market value (000)

BANKS — 13.87%
Freddie Mac	1,830,000	$122,903
UniCredito Italiano SpA (Italy)	7,140,000	61,626
UniCredito Italiano SpA (Germany)	6,750,000	58,189
Société Générale	709,275	118,812
Erste Bank der oesterreichischen Sparkassen AG	1,583,500	115,349
ICICI Bank Ltd.	4,660,000	91,178
ICICI Bank Ltd. (ADR)	400,000	15,564
HDFC Bank Ltd.	3,746,000	94,242
Wells Fargo & Co.	2,200,000	77,528
Pusan Bank	5,160,000	63,875
Mitsui Trust Holdings, Inc.	4,050,000	42,944
SinoPac Financial Holdings Co. Ltd.	61,440,000	32,951
Grupo Financiero Banorte, SA de CV, Series O	8,800,000	32,911
Raiffeisen International Bank Holding AG	254,500	29,926
Kookmin Bank	369,200	28,773
BNP Paribas	262,550	28,283
Banco Santander Central Hispano, SA	1,369,523	24,863
Shinhan Financial Group Co., Ltd.	502,000	24,452
Banco Bradesco SA, preferred nominative	515,000	19,381
Banco Bradesco SA, preferred nominative[1,2]	11,467	432
Daegu Bank, Ltd.	1,192,800	19,773
City National Corp.	275,000	18,650
HSBC Holdings PLC	930,624	17,162
Sberbank (Savings Bank of the Russian Federation) (GDR)	50,000	14,200
Unibanco-União de Bancos Brasileiros SA, units (GDR)	167,000	14,140
South Financial Group, Inc.	425,000	11,046
Mitsubishi UFJ Financial Group, Inc.	682	8,716
Bayerische Hypo- und Vereinsbank AG	175,000	7,427
Siam City Bank PCL	10,300,000	5,942
Hypo Real Estate Holding AG	48,265	2,808
		1,204,046

SOFTWARE & SERVICES — 12.70%
Google Inc., Class A1	594,000	288,043
Microsoft Corp.	5,080,000	148,996
eBay Inc.[1]	3,510,000	113,549
Symantec Corp.[1]	5,000,000	106,000
Oracle Corp.[1]	4,870,000	92,676
Affiliated Computer Services, Inc., Class A1	1,673,000	84,570
Yahoo! Inc.[1]	1,666,000	44,965
Paychex, Inc.	1,125,000	44,336
CNET Networks, Inc.[1]	4,080,000	36,965
NAVTEQ Corp.[1]	964,000	34,482
Intuit Inc.[1]	1,000,000	31,480
First Data Corp.	1,035,000	26,134
Automatic Data Processing, Inc.	465,000	22,427
Iron Mountain Inc.[1]	400,000	17,240
Novell, Inc.[1]	1,760,000	11,053
		1,102,916

RETAILING — 8.55%
Target Corp.	3,150,000	182,984
Lowe’s Companies, Inc.	3,550,000	107,068
Stockmann Oyj, Class B	1,600,000	77,545
Liberty Media Holding Corp., Liberty Interactive, Series A1	2,065,000	46,999
Limited Brands, Inc.	1,373,800	43,536
Best Buy Co., Inc.	750,000	41,227
Li & Fung Ltd.	12,000,000	34,866
Amazon.com, Inc.[1]	850,000	34,289
IAC/InterActiveCorp[1]	925,000	33,753
Expedia, Inc.[1]	1,665,000	30,253
Lotte Shopping Co.	70,000	28,671
Industria de Diseno Textil, SA	500,000	25,339
DSG International PLC	3,556,600	13,635
Kingfisher PLC	2,500,000	11,943
Williams-Sonoma, Inc.	369,800	11,730
KOMERI Co., Ltd.	217,600	6,877
Takashimaya Co., Ltd.	352,000	5,058
Yamada Denki Co., Ltd.	40,000	3,789
GOME Electrical Appliances Holding Ltd.	4,100,000	3,152
		742,714

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.52%
Intel Corp.	5,400,000	115,290
Hynix Semiconductor Inc.[1]	2,691,820	102,283
Maxim Integrated Products, Inc.	2,100,000	66,108
Texas Instruments Inc.	2,050,000	60,578
Novellus Systems, Inc.[1]	1,400,000	43,708
Altera Corp.[1]	1,750,000	34,808
Siliconware Precision Industries Co., Ltd.	16,859,140	27,360
Applied Materials, Inc.	1,400,000	25,172
Samsung Electronics Co., Ltd.	33,500	23,006
Linear Technology Corp.	600,000	19,284
Taiwan Semiconductor Manufacturing Co. Ltd.	8,428,163	17,065
Microchip Technology Inc.	500,000	17,055
Advanced Micro Devices, Inc.[1]	501,600	10,820
Sunplus Technology Co., Ltd.	3,421,376	3,511
		566,048

HEALTH CARE EQUIPMENT & SERVICES — 6.51%
Medtronic, Inc.	1,555,000	81,062
Zimmer Holdings, Inc.[1]	900,000	65,664
C. R. Bard, Inc.	750,000	61,718
Smith & Nephew PLC	6,196,500	58,688
Apria Healthcare Group Inc.[1,3]	2,200,000	54,934
St. Jude Medical, Inc.[1]	1,200,000	44,724
Kyphon Inc.[1]	1,230,000	41,537
Aetna Inc.	1,000,000	41,310
CIGNA Corp.	250,000	31,513
Express Scripts, Inc.[1]	350,000	23,870
Advanced Medical Optics, Inc.[1]	660,000	23,107
FoxHollow Technologies, Inc.[1]	750,000	19,867
Cardinal Health, Inc.	260,000	16,801
		564,795

TELECOMMUNICATION SERVICES — 6.33%
Telephone and Data Systems, Inc.	931,100	48,101
Telephone and Data Systems, Inc., Special Common Shares	931,100	44,832
Sprint Nextel Corp., Series 1	4,730,000	92,282
Bharti Airtel Ltd.[1]	5,000,000	70,722
DiGi.Com Bhd.	13,974,400	52,172
Qwest Communications International Inc.[1]	6,700,000	51,523
Koninklijke KPN NV	3,228,300	44,245
Philippine Long Distance Telephone Co.	465,040	23,078
Philippine Long Distance Telephone Co. (ADR)	299,500	14,709
Millicom International Cellular SA1	630,000	36,074
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	28,559,000	30,853
OJSC Mobile TeleSystems (ADR)	427,300	20,553
LG Telecom Ltd.[1]	1,260,253	14,583
América Móvil SA de CV, Series L (ADR)	139,500	6,204
		549,931

MEDIA — 6.23%
Time Warner Inc.	5,000,000	100,700
News Corp., Class A	3,502,815	72,158
XM Satellite Radio Holdings Inc., Class A1	3,100,000	44,764
Walt Disney Co.	1,300,000	42,965
Vivendi SA	1,100,000	42,315
Comcast Corp., Class A1	1,000,000	40,460
British Sky Broadcasting Group PLC	3,335,000	34,652
Liberty Media Holding Corp., Liberty Capital, Series A1	351,600	30,913
Arbitron Inc.	670,520	29,577
E.W. Scripps Co., Class A	600,000	29,316
Discovery Holding Co., Class A1	1,328,000	20,371
Grupo Televisa, SA, ordinary participation certificates (ADR)	690,000	18,133
Schibsted ASA	525,000	17,905
Mediaset SpA	566,000	6,708
Next Media Ltd.	13,136,000	5,286
SET India Ltd.[1,2,4]	79,866	4,687
		540,910

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.04%
Bayer AG	2,124,000	109,495
Roche Holding AG	525,000	94,853
Amgen Inc.[1]	1,010,000	71,710
SCHWARZ PHARMA AG	574,654	69,460
Novo Nordisk A/S, Class B	520,000	40,156
Forest Laboratories, Inc.[1]	750,000	36,525
Millennium Pharmaceuticals, Inc.[1]	3,200,000	36,000
Bristol-Myers Squibb Co.	1,400,000	34,762
Merck KGaA	284,000	31,157
		524,118

TECHNOLOGY HARDWARE & EQUIPMENT — 5.15%
Cisco Systems, Inc.[1]	5,929,200	159,377
Nokia Corp.	1,900,000	38,218
Advantech Co., Ltd.	11,422,860	35,275
Nidec Corp.	450,000	35,165
Seagate Technology	1,200,000	30,912
International Business Machines Corp.	315,000	28,955
High Tech Computer Corp.	1,200,000	27,746
EMC Corp.[1]	1,750,000	22,943
Acer Inc.	8,499,660	18,339
Corning Inc.[1]	750,000	16,170
Wintek Corp.	12,035,965	12,092
Flextronics International Ltd.[1]	1,031,534	11,605
LG.Philips LCD Co., Ltd.[1]	323,000	10,083
		446,880

TRANSPORTATION — 2.71%
Nippon Express Co., Ltd.	9,760,000	52,672
Cintra, Concesiones de Infraestructuras de Transporte, SA	2,500,000	41,812
Cintra, Concesiones de Infraestructuras de Transporte, SA1,2	125,000	2,091
Ryanair Holdings PLC (ADR)[1]	488,200	37,391
United Parcel Service, Inc., Class B	375,000	29,220
JetBlue Airways Corp.[1]	2,100,000	28,686
Singapore Post Private Ltd.	41,974,000	28,355
Qantas Airways Ltd.	3,777,247	14,749
		234,976

DIVERSIFIED FINANCIALS — 2.63%
Capital One Financial Corp.	750,000	58,410
Citigroup Inc.	1,000,000	49,590
Deutsche Börse AG	235,000	39,334
Bank of New York Co., Inc.	775,000	27,544
J.P. Morgan Chase & Co.	550,000	25,454
ING Groep NV	531,910	22,673
UBS AG	82,000	4,930
		227,935

ENERGY — 2.25%
Schlumberger Ltd.	2,200,000	150,656
FMC Technologies, Inc.[1]	741,900	44,521
		195,177

CONSUMER SERVICES — 2.23%
Carnival Corp., units	1,100,000	53,889
Shangri-La Asia Ltd.	19,000,000	48,853
William Hill PLC	3,891,740	47,896
OSI Restaurant Partners, Inc.	900,000	35,190
Greek Organization of Football Prognostics SA	198,710	7,473
		193,301

UTILITIES — 1.95%
Veolia Environnement	1,083,200	71,704
Electric Power Development Co., Ltd.	647,400	27,001
Electricity Generating PCL, nonvoting depositary receipt	7,780,902	19,626
Electricity Generating PCL	1,230,098	3,103
Hong Kong and China Gas Co. Ltd.	10,042,000	22,205
E.ON AG	113,000	14,508
Reliance Energy Ltd.	510,002	6,045
NTPC Ltd.	1,619,000	5,336
		169,528

FOOD & STAPLES RETAILING — 1.91%
Wal-Mart de México, SA de CV, Series V	12,400,000	$46,476
Walgreen Co.	1,000,000	40,490
Costco Wholesale Corp.	560,000	29,266
Koninklijke Ahold NV1	2,200,000	22,024
Seven & I Holdings Co., Ltd.	534,800	17,040
Tesco PLC	1,350,000	10,384
		165,680

COMMERCIAL SERVICES & SUPPLIES — 1.90%
Monster Worldwide, Inc.[1]	1,250,000	54,562
Rentokil Initial PLC	12,000,000	35,388
Buhrmann NV	2,000,000	28,126
Robert Half International Inc.	700,000	27,013
United Stationers Inc.[1]	431,300	20,004
		165,093

INSURANCE — 1.38%
American International Group, Inc.	813,985	57,239
Admiral Group PLC	2,512,922	44,612
XL Capital Ltd., Class A	250,000	17,780
		119,631

CONSUMER DURABLES & APPAREL — 0.53%
Cyrela Brazil Realty SA, ordinary nominative	1,350,000	26,026
SEGA SAMMY HOLDINGS INC.	786,000	19,784
		45,810

MATERIALS — 0.40%
Nitto Denko Corp.	718,000	34,657

CAPITAL GOODS — 0.05%
Hi-P International Ltd.	7,770,000	4,568

REAL ESTATE — 0.04%
AEON Mall Co., Ltd.	74,000	3,898

MISCELLANEOUS — 4.76%
Other common stocks in initial period of acquisition		413,592

Total common stocks (cost: $6,258,861,000)		8,216,204

Convertible securities — 0.49%	Shares or principal amount

TECHNOLOGY HARDWARE & EQUIPMENT — 0.40%
Lucent Technologies Inc. 8.00% convertible notes 2031	$35,000,000	35,219

SOFTWARE & SERVICES — 0.00%
ProAct Technologies Corp., Series C, convertible preferred[1,2,4]	3,500,000	7

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		$7,664

Total convertible securities (cost: $42,314,000)		42,890

Short-term securities — 5.34%	Principal amount (000)

Procter & Gamble Co. 5.21%-5.24% due 12/1-12/18/2006[4]	$100,000	99,873
Wal-Mart Stores Inc. 5.21% due 12/11-12/19/2006[4]	60,000	59,877
Freddie Mac 5.155%-5.17% due 12/19/2006-1/25/2007	57,140	56,812
CAFCO, LLC 5.25% due 1/9-1/29/2007[4]	40,100	39,821
J.P. Morgan Chase & Co. 5.23% due 12/29/2006	16,300	16,231
Jupiter Securitization Co., LLC 5.25% due 1/24/2007[4]	11,100	11,011
General Electric Co. 5.24% due 12/28/2006	25,000	24,903
General Electric Capital Corp. 5.30% due 12/1/2006	2,000	2,000
AIG Funding, Inc. 5.22% due 1/12/2007	25,000	24,844
Concentrate Manufacturing Co. of Ireland 5.18% due 12/14/2006[4]	24,300	24,251
Clipper Receivables Co., LLC 5.25% due 12/7/2006[4]	20,200	20,179
NetJets Inc. 5.20% due 1/10/2007[4]	19,000	18,887
Emerson Electric Co. 5.20% due 12/11/2006[4]	15,200	15,176
Abbott Laboratories 5.20% due 1/2/2007[4]	14,300	14,232
Fannie Mae 5.155% due 12/6/2006	10,600	10,591
Harley-Davidson Funding Corp. 5.21% due 1/31/2007[4]	10,000	9,911
Federal Home Loan Bank 5.15% due 12/15/2006	8,800	8,781
HSBC Finance Corp. 5.21% due 2/12/2007	5,400	5,342
International Bank for Reconstruction and Development 5.15% due 1/29/2007	700	694

Total short-term securities (cost: $463,408,000)		463,416

Total investment securities (cost: $6,764,583,000)		8,722,510
Other assets less liabilities		(41,027)

Net assets		$8,681,483

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $14,132,000.
3 Represents an affiliated company as defined under the Investment Company Act of 1940.
4 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $317,912,000, which represented 3.66% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-914-0107-S6871

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Trustees of
The New Economy Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the “Fund”) as of November 30, 2006, and for the year then ended and have issued our report thereon dated January 11, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Costa Mesa, California
January 11, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Timothy D. Armour
Timothy D. Armour, President and Principal Executive Officer

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Timothy D. Armour
Timothy D. Armour, President and Principal Executive Officer

Date: February 7, 2007

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: February 7, 2007